Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 31, 2023

to Currently Effective Prospectuses

Effective immediately, the prospectuses for the Portfolios are amended as follows:

1.	Under “Additional Investment Strategies and General Portfolio Policies” in the Additional Information about the Portfolios section of the Portfolios’ prospectuses, the following paragraph is added:

Consideration of ESG Factors

The portfolio managers and/or investment personnel of Janus Henderson Global Research Portfolio, Janus Henderson Global Technology and Innovation Portfolio, Janus Henderson Mid Cap Value Portfolio, Janus Henderson Overseas Portfolio, Janus Henderson Research Portfolio, and the equity portion of Janus Henderson Balanced Portfolio may consider one or more environmental, social, or governance (“ESG”) factors alongside other fundamental characteristics considered in the investment research process. In the portfolio managers’ and/or investment personnel’s view, ESG factors, along with other attributes relevant to fundamental analysis, could potentially impact investment risk and/or returns. The identification of an ESG risk factor will not necessarily exclude a particular security or sector that, in a portfolio manager’s and/or investment personnel’s view, is otherwise suitable for investment. To facilitate their assessment of ESG factors, the portfolio managers and/or investment personnel use a mix of third-party data and internally generated analyses and may engage directly with companies. ESG factors may or may not be relevant or considered for each and every investment decision depending on the portfolio managers’ and/or investment personnel’s perspective. The portfolio managers and/or investment personnel may assess the relevance of ESG factors to their fundamental research process differently across issuers, sectors, regions, and asset classes.

2.	Under “Risks of the Portfolios” in the Additional Information about the Portfolios section of the Portfolios’ prospectuses, the following paragraph is added:

Portfolio Management Risk. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Portfolios may fail to produce the intended results. A Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.

Please retain this Supplement with your records.